UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2024

JANUS HENDERSON GROUP PLC

(Exact name of registrant as specified in its charter)

Jersey, Channel Islands	001-38103	98-1376360
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

201 Bishopsgate	EC2M3AE
London, United Kingdom	(Zip Code)
(Address of principal executive offices)

+44 (0) 20 7818 1818

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.50 Per Share Par Value	JHG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 1, 2024, Janus Henderson Group plc (the “Company”) held its 2024 Annual General Meeting of Shareholders. Shareholders voted on the following resolutions and cast their votes as described below. All director nominees were elected (Proposal 1). The proposal to approve the compensation of the Named Executive Officers as disclosed in the Company’s 2024 Proxy Statement, through a non-binding advisory vote, was approved (Proposal 2). The special resolution to renew the Board’s authority to repurchase its ordinary shares (“common stock”) was approved (Proposal 3). Additionally, shareholders ratified the reappointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year 2024 and authorized the Directors to determine their remuneration (Proposal 4).

Proposal 1: Election of Directors.

Proposal	Nominee	For	% For	Against	Abstain	Broker Non-Votes
1.1	Brian Baldwin	136,150,738	95.8	5,912,451	195,986	5,075,899
1.2	John Cassaday	140,645,201	99.0	1,421,216	192,758	5,075,899
1.3	Kalpana Desai	141,145,977	99.3	939,886	173,312	5,075,899
1.4	Ali Dibadj	141,735,676	99.8	348,230	175,269	5,075,899
1.5	Kevin Dolan	140,816,404	99.1	1,264,866	177,905	5,075,899
1.6	Eugene Flood Jr.	141,815,934	99.8	261,069	182,172	5,075,899
1.7	Josh Frank	135,495,877	95.4	6,578,707	184,591	5,075,899
1.8	Alison Quirk	137,042,221	96.4	5,050,679	166,275	5,075,899
1.9	Leslie F. Seidman	141,195,049	99.4	894,749	169,377	5,075,899
1.10	Angela Seymour-Jackson	122,769,427	86.4	19,322,546	167,202	5,075,899
1.11	Anne Sheehan	141,156,942	99.3	927,916	174,317	5,075,899

Proposal 2: Advisory Say-on-Pay Vote on Executive Compensation.

For	% For	Against	Abstain	Broker Non-Vote
126,810,638	98.7	1,628,069	13,820,468	5,075,899

Proposal 3: Renewal of Authority to Repurchase Common Stock.

For	% For	Against	Abstain	Broker Non-Vote
141,706,505	99.9	105,051	447,619	5,075,899

Proposal 4: Reappointment and Remuneration of Auditors.

For	% For	Against	Abstain	Broker Non-Vote
146,765,554	99.7	391,864	177,656	0

Note: In tabulating the voting results, only FOR or AGAINST votes are counted. Broker non-votes and abstentions are counted only for purposes of determining whether a quorum is present. Issued Share Capital as at the record date (March 12, 2024): 161,247,374 shares.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Janus Henderson Group plc

Date: May 3, 2024	By:	/s/ Roger Thompson
Roger Thompson
Chief Financial Officer

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